SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In July 2018, we purchased $1.4 million notional of the 3.07% $200 million Golden Ocean Group Limited Convertible Bond at a price of 99.05% of par value. After the purchase, we hold $29.8 million notional, representing 14.9% of the 3.07% $200 million Golden Ocean Group Limited Convertible Bond, and convertible into 345,748 shares.

In August 2018, we completed the sale of the Golden Eminence, a Panamax vessel, to an unrelated third party for $14.7 million.

On August 16, 2018, our Board of Directors determined to announce a cash dividend to our shareholders of $0.10 per share.